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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                        SECTION 305(b)(2)           |__|


                             ----------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                          13-5160382
(State of incorporation                           (I.R.S. employer
if not a U.S. national bank)                      identification no.)

48 Wall Street, New York, N.Y.                    10286
(Address of principal executive offices)          (Zip code)



                             ----------------------

                       Remington Products Company, L.L.C.
               (Exact name of obligor as specified in its charter)

Delaware                                          06-1451076
(State or other jurisdiction of                   (I.R.S. employer
incorporation or organization)                    identification no.)

60 Main Street
Bridgeport, Connecticut                           06604
(Address of principal executive offices)          (Zip code)

                             ______________________

                             Remington Capital Corp.
               (Exact name of obligor as specified in its charter)

Delaware                                          06-1451079
(State or other jurisdiction of                   (I.R.S. employer
incorporation or organization)                    identification no.)


60 Main Street
Bridgeport, Connecticut                           06604
(Address of principal executive offices)          (Zip code)


                             11% Senior Subordinated
                            Notes due 2006, Series B
                       (Title of the indenture securities)

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1.   General information.  Furnish the following information as to the
     Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.


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                  Name                                        Address
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Superintendent of Banks of the State of           2 Rector Street, New York,
New York                                          N.Y.  10006, and Albany, N.Y.
                                                  12203

Federal Reserve Bank of New York                  33 Liberty Plaza, New York,
                                                  N.Y.  10045


Federal Deposit Insurance Corporation             Washington, D.C.  20429

New York Clearing House Association               New York, New York


(b)  Whether it is authorized to exercise corporate trust powers.

Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affilia-tion.

     None.  (See Note on page 3.)

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)



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     6.   The consent of the Trustee required by Section 321(b) of the Act.
          (Exhibit 6 to Form T-1 filed with Registration Statement No.
          33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.



                                      NOTE


     Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

     Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.



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                                    SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 17th day of June, 1996.


                                        THE BANK OF NEW YORK



                                        By:  /S/ WALTER N. GITLIN
                                            =======================
                                            Name:  WALTER N. GITLIN
                                           Title:  VICE PRESIDENT


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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                     of 48 Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 1995, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                          Dollar Amounts
           ASSETS                                           in Thousands
           Cash and balances due from depos-
             itory institutions:
             Noninterest-bearing balances and
             currency and coin ..................            $ 4,500,312
             Interest-bearing balances ..........                643,938
           Securities:
             Held-to-maturity securities ........                806,221
             Available-for-sale securities ......              2,036,768
           Federal funds sold and securities
             purchased under agreements to resell
             in domestic offices of the bank:
           Federal funds sold ...................              4,166,720
           Securities purchased under agreements
             to resell...........................                 50,413
           Loans and lease financing
             receivables:
             Loans and leases, net of unearned
               income .................27,068,535
             LESS: Allowance for loan and
               lease losses ..............520,024
             LESS: Allocated transfer risk
               reserve......................1,000
               Loans and leases, net of unearned
               income and allowance, and reserve              26,547,511
           Assets held in trading accounts ......                758,462
           Premises and fixed assets (including
             capitalized leases) ................                615,330
           Other real estate owned ..............                 63,769
           Investments in unconsolidated
             subsidiaries and associated
             companies ..........................                223,174
           Customers' liability to this bank on
             acceptances outstanding ............                900,795
           Intangible assets ....................                212,220
           Other assets .........................              1,186,274
                                                             -----------
           Total assets .........................            $42,711,907
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           LIABILITIES
           Deposits:
             In domestic offices ................            $21,248,127
             Noninterest-bearing .......9,172,079
             Interest-bearing .........12,076,048
             In foreign offices, Edge and
             Agreement subsidiaries, and IBFs ...              9,535,088
             Noninterest-bearing ..........64,417
              Interest-bearing ......... 9,470,671
           Federal funds purchased and secu-
             rities sold under agreements to re-
             purchase in domestic offices of
             the bank and of its Edge and
             Agreement subsidiaries, and in
             IBFs:
             Federal funds purchased ............              2,095,668
             Securities sold under agreements
               to repurchase ....................                 69,212
           Demand notes issued to the U.S.
             Treasury ...........................                107,340
           Trading liabilities ..................                615,718
           Other borrowed money:
             With original maturity of one year
               or less ..........................              1,638,744
             With original maturity of more than
               one year .........................                120,863
           Bank's liability on acceptances exe-
             cuted and outstanding ..............                909,527
           Subordinated notes and debentures ....              1,047,860
           Other liabilities ....................              1,836,573
                                                             -----------
           Total liabilities ....................             39,224,720
                                                             -----------


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           EQUITY CAPITAL
           Common stock ........................                 942,284
           Surplus .............................                 525,666
           Undivided profits and capital
             reserves ..........................               1,995,316
           Net unrealized holding gains
             (losses) on available-for-sale
             securities ........................                  29,668
           Cumulative foreign currency transla-
             tion adjustments ..................             (    5,747)
                                                             -----------
           Total equity capital ................               3,487,187
                                                             -----------
           Total liabilities and equity
             capital ...........................              $42,711,907
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              I, Robert E. Keilman, Senior  Vice President and Comptroller of
           the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                       Robert E. Keilman

              We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


              J. Carter Bacot
              Thomas A. Renyi           Directors
              Alan R. Griffith


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